UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2013

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement.

Agreement and Plan of Merger

On May 12, 2013, AsiaInfo-Linkage, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Skipper Limited, a Cayman Islands exempted company with limited liability (“Parent”) and Skipper Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are owned indirectly by CITIC Capital Partners, the private equity arm of CITIC Capital Holdings Ltd. (“CITIC Capital Partners”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, each share of the common stock of the Company (a “Share”) issued and outstanding immediately prior to the effective time (the “Effective Time”) of the Merger will be converted automatically into the right to receive US$12.00 in cash without interest (the “Merger Consideration”), except for Excluded Shares and Dissenting Shares, which will be automatically cancelled without any conversion thereof or any payment or distribution with respect thereto. An “Excluded Share” is a Share held (i) in the treasury of the Company or (ii) by Parent or any direct or indirect wholly-owned subsidiary of Parent (including Merger Sub) immediately prior to the Effective Time, including each Share to be contributed to Parent by certain stockholders of the Company (the “Rollover Stockholders”) in accordance with the rollover agreement entered into by Parent and the Rollover Stockholders on the date of the Merger Agreement and each Share to be contributed to Parent by certain other stockholders of the Company in accordance with certain additional rollover agreements, if any, which may be entered into by such stockholders and Parent from the date of the Merger Agreement until the date that is two business days prior to the closing date of the Merger. A “Dissenting Share” is a Share held by a stockholder who is entitled to demand and properly demands appraisal of such Share pursuant to, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended.

The Merger Consideration represents a 52% premium over the closing price for the Shares on January 11, 2012, the last trading day prior to the Company’s receipt of a “going private” proposal from CITIC Capital Partners, and represents a 53% premium over the 30-trading day volume weighted average price as of the same date.

Each of the Company, Parent and Merger Sub has made customary representations and warranties in the Merger Agreement. The Merger is subject to customary closing conditions, including, but not limited to, (i) adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Shares, (ii) the absence of any law, order, injunction or decree restraining, preventing or making illegal the consummation of the Merger, (iii) necessary filings being made, and clearance being obtained, under the PRC Anti-Monopoly Law in respect of the Merger, (iv) each party’s representations and warranties being true and correct at closing, subject to certain materiality qualifiers and (v) the absence of any material adverse effect to the Company.

The buyer consortium, led by CITIC Capital Partners and Edward Tian, co-founder and a significant stockholder of the Company, and their respective affiliates, including CITIC PE and China Broadband Capital Partners II, L.P., will provide equity financing for the Merger.

Bank of Taiwan, Cathay United Bank, Co., LTD., ICBC International Capital Limited, Maybank Investment Bank Berhad and Nomura International (Hong Kong) Limited have agreed as mandated lead arrangers to arrange a debt facility in the aggregate amount of US$330 million to provide debt financing for the Merger.

In connection with the execution of the Merger Agreement, Edward Tian, Steve Zhang and certain other members of the Company’s management (the “Voting Stockholders”) entered into a Voting Agreement with Parent and the holding company of Parent (the “Voting Agreement”), pursuant to which the Voting Stockholders agreed, among other things, to vote their respective Shares in favor of the adoption of the Merger Agreement and against any alternative proposals and to grant Parent a proxy to vote such Shares. The Voting Agreement will terminate upon the earlier of the Effective Time and the date of the termination of the Merger Agreement.

The Company’s board of directors, acting upon the unanimous recommendation of a special committee of independent directors (the “Special Committee”), has approved the Merger Agreement and resolved to recommend that the Company’s stockholders vote to adopt the Merger Agreement. The Special Committee, which is composed solely of independent directors that are not affiliated with any member of the buyer consortium or any member of the Company’s management, evaluated and negotiated the terms of the Merger Agreement.

Limited Guarantees

In connection with the Merger Agreement, each of Power Joy (Cayman) Limited, CITIC Capital MB Investment Limited, CPEChina Fund, L.P., InnoValue Capital Ltd. and CBC TMT III Limited have entered into a limited guarantee, and Ellington Investments Pte. Ltd. has entered into a payment agreement (the limited guarantees and payment agreement, collectively, the “Limited Guarantees”), in favor of the Company with respect to certain payment obligations of Parent and Merger Sub under the Merger Agreement.

The foregoing description of the Merger Agreement and the Limited Guarantees is qualified in its entirety by reference to the full text of the Merger Agreement and the Limited Guarantees, copies of which are attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, and are incorporated herein by reference. The Merger Agreement and the Limited Guarantees have been attached to provide investors with information regarding their respective terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. In particular, representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and should not be relied upon by any investor in the Company, nor should any investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Company, Parent and Merger Sub rather than establishing matters of fact. Investors in the Company are not third-party beneficiaries under the Merger Agreement.

Additional Information and Where to Find It

The Company will file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the Merger. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practicable. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, China, telephone: +86-10-8216-6688.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Such forward-looking statements involve inherent risks, uncertainties and assumptions, such as the uncertainties as to how the Company’s stockholders will vote at the meeting of the stockholders, the possibility that competing offers will be made, the possibility that debt financing may not be available and the possibility that various closing conditions for the transaction may not be satisfied or waived. Further information regarding these and other risks is included in the Company’s filings with the SEC, as well as the Schedule 13E-3 transaction statement and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

Item 8.01. Other Events.

On May 13, 2013, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 12, 2013, by and among Skipper Limited, Skipper Acquisition Corporation and the Registrant.

10.1	Limited Guarantee, dated as of May 12, 2013, by Power Joy (Cayman) Limited in favor of the Registrant.

10.2	Limited Guarantee, dated as of May 12, 2013, by CITIC Capital MB Investment Limited in favor of the Registrant.

10.3	Limited Guarantee, dated as of May 12, 2013, by CPEChina Fund, L.P. in favor of the Registrant.

10.4	Limited Guarantee, dated as of May 12, 2013, by InnoValue Capital Ltd. in favor of the Registrant.

10.5	Limited Guarantee, dated as of May 12, 2013, by CBC TMT III Limited in favor of the Registrant.

10.6	Payment Agreement, dated as of May 12, 2013, by and between Ellington Investments Pte. Ltd. and the Registrant.

99.1	Press Release dated May 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: May 13, 2013		/s/ DAVIN A. MACKENZIE
	Name:	Davin A. Mackenzie
	Title:	Independent Director

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 12, 2013, by and among Skipper Limited, Skipper Acquisition Corporation and the Registrant.

10.1	Limited Guarantee, dated as of May 12, 2013, by Power Joy (Cayman) Limited in favor of the Registrant.

10.2	Limited Guarantee, dated as of May 12, 2013, by CITIC Capital MB Investment Limited in favor of the Registrant.

10.3	Limited Guarantee, dated as of May 12, 2013, by CPEChina Fund, L.P. in favor of the Registrant.

10.4	Limited Guarantee, dated as of May 12, 2013, by InnoValue Capital Ltd. in favor of the Registrant.

10.5	Limited Guarantee, dated as of May 12, 2013, by CBC TMT III Limited in favor of the Registrant.

10.6	Payment Agreement, dated as of May 12, 2013, by and between Ellington Investments Pte. Ltd. and the Registrant.

99.1	Press Release dated May 13, 2013.